OMB Approval
OMB Number: 3235-0060
Expires: April 30, 2009
Estimated average burden
Hours per response....38.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2006 (August 31, 2005)

CIT Education Loan Trust 2005-1
(Exact name of issuing entity as specified in its charter)

Education Funding Capital I, LLC
(Exact name of registrant/depositor as specified in its charter)

Education Lending Group, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-111959-02	16-6556264
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Chase Bank USA, National Association
500 Stanton Christiana Road
FL3/OPS4
Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 552-6479

N/A
(Former name or former address, if changed since last report.)

Exhibit Index Appears on Page 4.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (05-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Pursuant to this Form 8-K/A, the issuing entity amends the report on Form 8-K, previously filed with the Securities and Exchange Commission with respect to the issuing entity on September 15, 2005, to

(i) amend and restate Item 8.01 contained in such report on Form 8-K in its entirety to read as set forth in Section 8, Item 8.01, below; and

(ii) amend and restate the Statement to Noteholders August 31, 2005, filed as Exhibit 99.1 to such report on Form 8-K, in its entirety to read as set forth in the Statement to Noteholders September 15, 2005 that is being filed as Exhibit 99.1 to this Form 8-K/A.

Section 8 – Other Events

Item 8.01 Other Events.

On January 16, 2004, Education Funding Capital I, LLC (the “registrant”) registered $2,000,000,000 in education loan-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (File No. 333-111959), under the company name, “Education Capital I LLC”.

On June 9, 2005, CIT Education Loan Trust 2005-1 (the “Issuing Entity”) issued $1,000,000,000 in aggregate principal amount of education loan-backed notes (the “Notes”). The Notes were issued pursuant to an Indenture of Trust dated as of June 1, 2005 among the Issuing Entity, The Bank of New York, as Indenture Trustee, and The Bank of New York, as Trust Eligible Lender Trustee (the “Indenture”). Terms which are not otherwise defined in this report on Form 8-K or in the Statement to Noteholders described below shall have those meanings assigned to such terms in Appendix A to the Indenture.

The Indenture was previously filed with the Securities and Exchange Commission (the “Commission”) with respect to the registrant pursuant to Form 8-K and Item 601 of Regulation S-K (17 CFR 229.601) under the company name, “Education Capital I LLC”, and in a report on Form 8-K with respect to the Issuing Entity, in each case, on June 14, 2005.

On September 15, 2005, a distribution was made by the Indenture Trustee (on behalf of the Issuing Entity) to the Noteholders pursuant to the Indenture.

This report on Form 8-K is being filed to provide information regarding such distribution. Please see Item 9.01(d), Exhibit 99.1, the Statement to Noteholders relating to such distribution, attached hereto, that the Issuing Entity is making available to the Noteholders by delivery to the Indenture Trustee and posting to the StudentLoanXpress website located at http://www.studentloanxpress.com/indenture.html, contains the collection, distribution, pool data and certain other information for the Notes and the Financed Student Loans in respect of the above-stated Distribution Date and the Collection Period covered by this report on Form 8-K.

In addition, please see the Indenture and the Prospectus Supplement, dated May 23, 2005, previously filed with the Commission with respect to the registrant pursuant to Rule 424(b)(5) of the Act under the company name, “Education Capital I LLC”, and with respect to the Issuing Entity, in each case, on June 8, 2005 for introductory and explanatory information about the material terms, the transaction parties, the Notes and the Financed Student Loans and other assets of the Issuing Entity securing the Notes, calculation formulae and further information relating to the distribution and the Collection Period covered by this report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description of Document:

99.1	Statement to Noteholders relating to the September 15, 2005 distribution.

The Exhibits required to be filed pursuant to Form 8-K and Item 601 of Regulation S-K (17 CFR 229.601) are listed above and in the Exhibit Index that immediately follows the signature hereto.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned thereunto duly authorized.

CIT EDUCATION LOAN TRUST 2005-1
(Issuing Entity)

Date: September 20, 2006	BY:	EDUCATION LENDING SERVICES, INC.,
as Master Servicer
(Servicer)

	BY:	/s/ Perry D. Moore

(Signature)
Name: Perry D. Moore
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX:

Exhibit Number:	Description of Document:

99.1	Statement to Noteholders relating to the September 15, 2005 distribution.